POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of October, 1997.





                                          Eugene R. McGrath
                                          Eugene R. McGrath

                              POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of October, 1997.





                                Joan S. Freilich
                                Joan S. Freilich

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.


IN WITNESS WHEREOF, the undersigned has executed this instrument, this 5th day of November, 1997.





                                Hyman Schoenblum
                                Hyman Schoenblum

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of October, 1997.





                                E. Virgil Conway
                                E. Virgil Conway

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.





                                 Gordon J. Davis
                                 Gordon J. Davis

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.





                                  Ruth M. Davis
                                  Ruth M. Davis

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 31st day of October, 1997.





                                 Ellen V. Futter
                                 Ellen V. Futter

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of October, 1997.





                                 Arthur Hauspurg
                                 Arthur Hauspurg

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.





                                          Sally Hernandez-Pinero
                                          Sally Hernandez-Pinero

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.





                                 Peter W. Likins
                                 Peter W. Likins

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of Octoberl, 1997.




                                 Donald K. Ross
                                 Donald K. Ross

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.




                                          Robert G. Schwartz
                                          Robert G. Schwartz

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.




                                Richard A. Voell
                                Richard A. Voell

                              POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $330 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 28th day of October, 1997.




                                 Stephen R. Volk
                                 Stephen R. Volk